Exhibit 99.2

江波制药
Jiangbo Pharmaceuticals

Jiangbo Pharmaceuticals, Inc.

Corporate Presentation



May 2010

Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995.

Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including changes from anticipated levels of sales, future national or regional economic and competitive conditions, changes in relationships with customers, access to capital, difficulties in developing and marketing new products, marketing existing products, customer acceptance of existing and new products, and other factors.

Accordingly, although the Company believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. The Company has no obligation to update the forward-looking information contained in this presentation.

Reasons to Invest

- Attractive valuation and strong financial position
- Extensive sales network
- Government support for extending healthcare benefits
- Growth opportunities through acquisitions of pharmaceutical companies or new drugs



Equity Snapshot

Jiangbo researches, develops, produces, markets and sells Western and Chinese Traditional Chinese Medicines (TCMs) in the form of tablets, time-release capsules, granules, syrups and electuaries (sticky syrup)

Stock Symbol:	JGBO.OB
Price (05/13/10):	$8.25
Market Cap:	$95.0 Million
Shares Outstanding	11.5 Million
Revenue (ttm):	$99.3 Million
Income From Operations ttm):	$51.2 Million
Net Income (ttm):	$34.1 Million
EPS-Basic (ttm):	$2.98
P/E	2.8X
Fiscal Year End:	June 30



Investment Highlights

- Portfolio of sophisticated branded drugs
  - 4 Western chemical drugs and 13 Traditional Chinese Medicines
  - 17 approved TCM's waiting for launch
  - Jiangbo branded products are popular among consumers
- Extensive distribution with scalable growth
  - Using 26 independent regional distributors for wide geographic market access
  - Controlled organic growth is underway
- China's government is committed to expanding healthcare services
  - Rural demand for TCMs is targeted to grow
  - Jinagbo is seeking listing of its products onto approved drug and prescription reimbursement lists
- Excellent financial position with proven management
  - Strong cash position
  - Management focuses on share value

Market Growth Drivers

江波制药

- China, currently the world's sixth-largest pharmaceutical market, will account for 21% of global sales growth in the pharmaceutical industry through 2013, with projected average annual growth of 40% through 2011. *
- By 2011, China should become the third-biggest prescription drug market — after the U.S. and No. 2 Japan *
- **Healthcare a national priority** in China
  - Government spending on healthcare projected to increase 44% annually over next 2 years
  - A government goal is to have over 90% of China's population covered by basic medical insurance plan in by 2011
  - The government is committed to increasing healthcare cost reimbursement and subsidy limits for the unemployed and farmers up to six times annual average income
  - The importance of the Over the Counter Market is growing as a distribution channel for TCMs, making TCMs more readily available to consumers

* *IMS Health*

** *Pharmaceuticals in China – The Fredonia Group*

Company History

- **2009: December –** Obtained renewal of GMP certificate for its main manufacturing factory
- **2009: April –** Company name changed to Jiangbo Pharmaceuticals, Inc. (OTCBB: JGBO)
- **2009: February –** Completed acquisition of Hongrui Pharmaceuticals' physical assets and the rights to manufacture and distribute its 22 Traditional Chinese Medicines
- **2008: September –** Completed a 40-for-1 reverse stock split of its common stock which trades under the symbol "GNPH"
- **2008: May –** Completed a $30 million private note placement
- **2007: November –** Completed a $5 million private placement with Pope Investments, LLC
- **2007: October –** Laiyang Jiangbo and Genesis Technology undertook a reverse merger to emerge as Genesis Pharmaceuticals Enterprises, Inc.
- **2003 –** Laiyang Jiangbo Pharmaceuticals Company Limited was founded in Laiyang City, Shandong Province, the PRC

Modern Facilities

- Operations in Laiyang City, Yantai, Shandong Province, PRC
- 10,900 square meters of production, office, and storage space
- 1,535 employees - including 425 production crew, 110 administrators, 440 full-time salespeople and 560 part-time salespeople
- Annual production capacity includes 6 billion tablets, 70 million boxes of granules, 50 million boxes of capsules, 12 million bottles of Syrup and 8 million bottles of electuary
- Operating at about 70% of manufacturing capacity



Accredited Production

- Has certificates of Good Manufacturing Practices for Pharmaceutical Products (an international standard) from the Shandong State Drug Administration


中华人民共和国
药品GMP证书
国家食品药品监督管理局制


中华人民共和国
药品GMP证书
国家药品监督管理局制


中华人民共和国
药品GMP证书
国家食品药品监督管理局制

Production Process

Capsules Product Flow Chart


Raw Material and Supplementary Materials
Sift Out
Blending
Wetting agent
Making Wet Granule
Drying
Loss on drying
Shape-making
Entire Mixing
Assaying
Ensure filling level
Empty Capsule
Filling Capsule
Dissolution&
Disintegration time limited
Inner Packing Material
Inner Packing
Outer Packing Material
Outer Packing
Complete Inspection&
Packing Inspection
Warehousing
300,000 grade workshop
Raw & Supplementary Materials and Inner Packing Material
Working Procedure Process
Quality Control Point

Tablets Product Flow Chart


Raw Material and Supplementary Materials
Sift Out
Blending
Extender
Wetting Agent
Blending and pelleting
Drying
Shape-making
Lubricant
Disintegrating agent
Entire Mixing
Assaying& Water content determination
Making Tablet
Appearance,
Disintegration time limited, Weight
Packaging Material
Packaging
Appearance,
Dissolution, Weight
Inner Packing Material
Inner Packing
Outer Packing Material
Outer Packing
Complete Inspection&
Packing Inspection
Warehousing
300,000 grade workshop
Raw & Supplementary Materials and Inner Packing Material
Working Procedure Process
Quality Control Point

Well Established Brand Name


克拉霉素缓释片

Clarithromycin sustained-release tablet



Itopride Hydrochloride granules



Baobaole chewable tablet


板蓝根分散片

Radix Isatidis Dispersible Tablets


莱阳梨止咳糖浆

Laiyang Pear Cough Syrup


抗骨髓炎片

Kang Gu Sui Yan Pian (an osteomyelitis treatment tablet)


益母草膏
125克

Yi Mu Cao Gao (a motherwort herb electuary sticky syrup)

Product Portfolio

Product Name	% of Sales	Use	Market Position
Clarithromycin sustained-released tablets	39.9%	Infections such as pneumonia, bronchitis and infections of the ears, sinuses, skin, and throat	Top 2 manufacturer in China
Itopride Hydrochloride granules	26.2%	Gastro-intestinal system related diseases	Top 8 manufacturer in China
Baobaole chewable tablets	20.3%	Gastric and general abdomen pains – Traditional Chinese Medicine	Highly popular among children
Radix Isatidis Dispersible Tablets	13.1%	Viral influenza – Herbal-based traditional Chinese medicine	Dispersible tablet form
Kang Gu Sui Yan Pian (an osteomyelitis treatment tablet)	To be re-launched	Bone and bone marrow inflammations	Exclusive manufacturer in China
Laiyang Pear Cough Syrup	To be re-launched	Coughs arising from colds and other illnesses	Strong brand equity; children highly prefer its fresh pear taste
Gan Mao Zhi Ke Ke Li (an antipyretic and antitussive granule)	To be re-launched	Cold and flu symptoms such as fever, headache, rhinocleisis, cough, throat pain and phlegm	Popular among consumers

Note: Sales percentages are for the nine month period ended March 31, 2010

Hongrui TCM Products

In early 2009, Jiangbo purchased the rights to manufacture and distribute 22 TCMs		11 products selected for production during the first phase
Series	**Description**	
Laiyang Pear series	Laiyang Pear syrup and pulps to control coughs arising from various factors	1) Laiyang Pear Cough Syrup
Osteomyelitis Treatment	To clear away heat and toxic materials, and dissipate blood stasis	2) Osteomyelitis Treatment Tablets
Cold series	Syrup and granules, and Radix Isatidis granules, to help reduce fevers and control coughs	3)Foliumisatidis, 4) Antipyretic and Antitussive Cough Syrups 5) Antipyretic and Antitussive Granules 6) Radix Isatidis Granules
Pediatric series	Oral liquids to control children's coughs, asthma and fever	7) Oral liquids for treating children's coughing and asthma, 8) Antifebrile oral liquid for children
Gynecology series	Motherwort Herb electuary, Motherwort Herb granules and Yimu granules to help ease labor pains	9) Motherwort Herb Electuary
Traditional Cure series	Liuweidihuang pills to help improve memory, Aplotaxis Carminative pills for upset stomachs, and pills for a variety of liver and stomach ailments	10) Pills for liver and stomach ailments, 11) Xiao-yao Pills

R&D and Product Pipeline

Jiangbo has built close relationships with several well known Chinese R&D institutions

- The Institute of Microbiology, Chinese Academy of Sciences
- Pharmaceutical Institute of Shandong University
- Shandong Chinese Traditional Medicine Technical School

Collaboration with R&D institutions gives Jiangbo opportunities to purchase patents and commercialize new drugs

Product Name	Use	Stage
Felodipine Sustained Release Tablets	Treats high blood pressure and arteriosclerosis.	Pending final SFDA approval (expected approval date – Q4 FY2010)



Extensive Distribution Network / Marketing and Advertising

- Cover all of China except for Ningxia
- Sell to hospitals and pharmacies mostly through 26 first tier distributors
- Internal sales team of 1000 persons
- Organize cooperative promotional activities with distributors
- Advertise Over The Counter products directly to consumers through TV commercials

CCTV1, CCTV3, CCTV8,
Shandong Satellite TV,
Shandong Film and Television TV,
Shandong TV Variety &Art Channel, Nanfang TV


Heilongjiang
Jilin
Liaoning
Xinjiang
Gansu
Inner Mongolia
Beijing
Tianjin
Ningxia
Shanxi
Hebei
Shandong
Qinghai
Shaanxi
Henan
Jiangsu
Tibet
Anhui
Shanghai
Sichuan
Hubei
Chongqing
Zhejiang
Jiangxi
Guizhou
Hunan
Fujian
Yunnan
Guangxi
Guangdong
Taiwan
Hainan
Sales Covered Area
Sales Uncovered Area

Management Team

江波制药

Wubo Cao, Chief Executive Officer and Chairman

- Chairman and General Manager of Laiyang Jiangbo Pharmaceutical Co. Ltd. since 2003
- Experienced in founding and managing drug manufacturing companies
- Has over 20 years of work experience in Chinese pharmaceutical industry

Elsa Sung, Chief Financial Officer

- Prior to joining Genesis, Ms. Sung was Vice President of CFO Oncall, Inc, Audit Manager at Sherb & Co., Florida , and Senior Auditor at Ernst &Young, LLP., West Palm Beach, Florida
- Experienced in managing, monitoring and performing audits for domestic and international clients and working with Chinese companies public in the U.S.
- A licensed CPA in the State of Georgia, member of the AICPA, she received her MBA and BS in Accounting from Florida Atlantic University and BA in Sociology from National Chengchi University

Lining Dong, Vice General Manager and Technical Deputy

- Has published several pharmaceutical thesis articles in magazines such as Chinese Biochemical Medical Magazine, Food and Drug, and China New Clinical Medicine
- Graduated from Shandong Pharmacy University

Business Strategy

- Continue to source and develop sophisticated drugs that meet certification and patent standards and have long product life spans
- Leverage the distribution network to deepen and expand distribution to existing markets and underserved rural markets in coordination with government programs
- Focus on high margin products for which there are no immediate substitutes, continue research and development efforts
- Explore acquiring companies which can accelerate Jiangbo's overall growth and strengthen its presence in the OTC market
- Continue to try to get more products included on provincial and national approved drug and prescription reimbursement lists
- Continue to promote product branding and identification, increasing direct marketing to customers who by Over the Counter drugs

江波制药
Jiangbo Pharmaceuticals

Jiangbo Pharmaceuticals, Inc.

Financial Highlights





Strong Top Line Growth



($ Millions)
120
100
80
60
40
20
0
CAGR=24.1%
76.2
99.5
117.4
96 - 98
FY2007
FY2008
FY2009
FY2010E

(Fiscal Year Ends June 30)

2010 estimated revenue reflects new company strategy beginning in January 2009 to charge lower unit prices to its 26 independent distributors to shift marketing expenses to distributors.

Financial Growth from Key Drugs



Revenue Breakdown by Drug
($ Millions)
120
100
80
60
40
20
0
FY2007
FY2008
FY2009
9 mo FY2010*
Others
Itopride Hydrochloride granules
Clarithromycin sustained-release tablets
Baobaole chewable tablets
Radix Isatidis Dispersible Tablets,

* For the nine months ended March 31, 2010

Gross Profit



($ Millions)
100
80
60
40
20
-
80%
75%
70%
65%
77.4%
76.2%
72.2%
73.0%
55.0
77.0
89.5
70.0-71.5
FY2007
FY2008
FY2009
FY2010E
Gross Profit
Gross Margin

2009 revenue reflects new company strategy beginning in January 2009 to charge lower unit prices to its 28 independent distributors to shift marketing expenses to distributors.

2010E is estimated based on reported gross margin for the nine months ended March 31, 2010.

Income From Operations



($ Millions)
60
50
40
30
20
10
0
50%
40%
30%
20%
10%
0%
24.0%
32.4%
42.4%
44.3%
18.2
32.2
49.8
42-44
FY2007
FY2008
FY2009
FY2010E
Income From Operations
Operating Margin

Net Income



($ Millions)
30
20
10
0
40%
35%
30%
25%
20%
15%
10%
5%
0%
28.9%
22.6%
24.6%
33.3%
22.1
22.5
28.9
22.7
FY2007
FY2008
FY2009
9 mo FY2010*
Net Income
Net Margin

* For the nine months ended March 31, 2010

Income Statement Highlights

($ in millions)	For Twelve Months Ended June 30			For Nine Months Period Ended March 31	
	2007	2008	2009	2009	2010
Total Sales Revenue	76.2	99.5	117.4	86.2	68.1
Gross Margin	72.2%	77.4%	76.2%	77.1%	73.7%
SGA Expenses	25.6	41.6	35.3	31.1	13.4
Operating Margin	24.0%	32.4%	42.4%	37.2%	49.2%
Net Income	22.1	22.5	28.9	17.4	22.7
Net Profit Margin	28.9%	22.6%	24.6%	20.2%	33.3%
*Non-GAAP Adjusted Net Income				23.5	21.2
*Non-GAAP Adjusted Net Profit Margin				27.3%	31.1%

* Excluding non-cash charges, change in fair value from derivative liabilities and the amortization of debt discount and debt issuance costs related to the Company's convertible debts.

Selected Balance Sheet Data

江波制药

($ in thousands)	June 30, 2008	June 30, 2009	March 31, 2010
Working Capital	73,156	99,822	77,713
Cash	48,196	104,366	96,464
Accounts Receivable, Net of Allowance	24,312	19,223	27,620
Inventories	3,906	3,277	3,368
Total Current Assets	89,534	136,154	140,333
Total Assets	114,395	168,742	186,784
Total Current Liabilities	16,378	36,332	62,620
Total Liabilities	18,878	42,679	62,620
Retained Earnings	39,008	67,889	85,612
Total Shareholders' Equity	95,516	126,063	124,164

Investment Summary

- Attractive valuation and strong financial position
- Extensive sales network
- Government support for extending healthcare benefits
- Growth opportunities through acquisitions of pharmaceutical companies or new drugs





Contacts

Jiangbo Pharmaceuticals, Inc.

Ms Elsa Sung, CFO

Phone: (954) 903-9378 ex 2

Email: elsasung@jiangbo.com

http://www.jiangbopharma.com/

CCG Investor Relations, Inc.

Mr. Crocker Coulson, President

Phone: +1-646-213-1915 (New York)

Email: crocker.coulson@ccgir.com

http://www.ccgir.com/